LEASE AGREEMENT


1. Parties - This Agreement made the 17th day of February, one thousand nine hundred and ninety eight (1998), by and between David F. Markel (Lessor) & Nocopi Technologies, Inc. (A Maryland Corporation) Tax ID# 87-0406496 (Lessee).

2. Premises - Lessor does hereby demise and let unto the Lessee all that certain premises designated as 537 Apple Street, West Conshohocken, containing approx. 14,688 SF building together with associated parking corner of Apple Street & Simon Street (shown on Exhibit A - Premises) Montgomery County, State of Pennsylvania, to be used and occupied as Corporate Headquarters and R&D facility, light manufacturing and for no other purposes.

3. Term - The Term of this lease shall commence beginning the 1st day of March, 1998 (The Commencement Date) and end the 28th day of February, 2003 (The Termination Date).

4. Minimum Rent - Lessee shall pay a minimum annual rent of:

         Year 1 - March 1, 1998 - August 31, 1998 - $5,000/month
         September 1, 1998 - February 28, 1999 - $7,000/month without demand and without set off, in equal monthly installments of (SEE ABOVE) in advance on the first day of each calendar month during the term of this lease. Provided, however, that rent for the first and last full months shall be paid upon the signing of this lease. The first rental payment to be made during occupancy of the premises shall be adjusted to pro-rate a partial month of occupancy, if any, at the inception of this lease. In the event any payment of rent is received by Lessor after the 10th day of the month on which it is due, such last payment shall be subject to a late charge equal to ten percent (10%) of such payment.

The minimum rent for the term of the lease shall be:

Yr. 2  __03___/__01__/__99__ to __02__/__28__/__00__
       at an annual rent of $96,000.00 ($8,000/month)

Yr. 3  __03___/__01__/__00__ to __02__/__28__/__01__
       at an annual rent of $102,000.00 ($8,500/month)

Yr. 4  __03___/__01__/__01__ to __02__/___28_/__02__
       at an annual rent of $105,000.00 ($8,750/month

Yr. 5  __03___/__01__/__02__ to __02__/___28_/__03__
       at an annual rent of $108,000.00 ($9,000/month)

5. Additional Rent - Lessee is hereby informed that this lease is a NET lease thereby obligating Lessee to pay a proportionate share of the following expenses: real estate taxes, fire/extended coverage or all risk insurance, loss of rent insurance, liability insurance in the minimum amount of $2,000,000, snow removal, and lawn care. The proportionate share is determined to be One Hundred Percent (100%). Of these expenses which is determined by dividing the square footage leased to the Lessee by the entire square footage of the building. Lessee is required to pay to Lessor, at the time when the monthly installment of minimum rent is payable, an amount equal to one-twelfth (1/12th) of the Additional Rent referenced above as estimated by Lessor. Lessee shall also pay to Lessor, at least 30 days before any fine, penalty, interest or costs may be added thereto for non-payment thereof, the amount by which the above referenced Additional Rent becoming due exceeds the monthly payments on account thereof previously made by Lessee. The amount paid by Lessee shall not be deemed to be trust funds and no interest shall be payable thereon. An estimate of Additional Rent referenced above is shown on Exhibit B attached.

Lessee agrees to pay as Additional Rent any and all sums which may become due by reason of failure of Lessee to comply with all the covenants of this lease and any and all direct damages, costs, and expenses which the Lessor may suffer or incur by reason of any default of Lessee or failure of Lessee to comply with the covenants of this lease, and also any and all damages to the demised premises caused by any act or neglect of the Lessee. In no event shall the Lessee be responsible for any indirect or consequential damages.

Lessee further agrees to pay to Lessor as Additional Rent all increase or increases in the fire/extended or all risk insurance premiums upon the demised premises and/or buildings of which the demised premises is a part, due to an increase in the rate of fire/extended coverage or all risk insurance in excess of the rate on the demised premises at the time of the making of this lease, if said increase is caused by any act or neglect of the Lessee or the nature of the Lessee's business.

6. Place of Payment - All rents (Minimum Rents and Additional Rents) shall be payable without prior notice or demand at the office of MDI Management, 4044 Skippack Pike, P.O. Box 1149, Skippack, PA 19474, or at such other place as Lessor may from time to time designate by notice in writing.

7. Completion by Lessor - The premises shall be is complete and in good and workmanlike manner.

8. Security Deposit - Lessee does herewith deposit with Lessor the sum of Five Thousand and no/100 Dollars ($5,000.00) to be held as security for the full and faithful performance by Lessee of Lessee's obligations under this lease and for the payment of damages to the demised premises. Except for such sum as shall be lawfully applied by Lessor to satisfy valid claims against Lessee arising from defaults under this lease or by reason of damages to the demised premises, the Security Deposit or Escrow Fund shall be returned to Lessee at the expiration of the term of this lease or any renewal or extension thereof. It is understood that no part of any security deposit or Escrow Fund is to be considered as the last rental due under the terms of the lease.

9. Expenses Paid by Lessee - The following expenses shall be paid by the Lessee:

     (a) All electric, oil, gas, water or sewer bills for service to the leased premises which are separately metered.

     (b)  Reference Paragraph 33 of Lease Addendum.

     (c) Liability for bodily injury (including death) or property damage in or about the premises under a policy of comprehensive general public liability insurance at no less than $500,000 for each person and $2,000,000 for each occurrence of bodily injury (including death) and $500,000 for property damage. Lessee shall maintain and keep in effect throughout the term of this lease the above referenced insurance policy and the comprehensive general public liability insurance shall name Lessor, Lessee, and any Mortgagee of Lessor as the insured parties. This policy shall state that it is not cancelable without at least 30 days written notice to Lessor and to any Mortgagee named in an endorsement and shall be issued by an insurer and in a form satisfactory to the Lessor. At least ten (10) days before the Commencement Date of this lease, a certificate of insurance shall be delivered to the Lessor. If Lessee shall fail, refuse or neglect to obtain or maintain any insurance that it is required to provide or to furnish Lessor with satisfactory evidence of coverage, Lessor shall have the right to purchase such insurance. All payments made by the Lessor shall be recoverable by the Lessor from Lessee, together with interest thereon, as Additional Rent promptly upon being billed thereto.

10. Options - Lessor and Lessee hereby agree that Lessee may elect to activate the following options:

          Commencement             Termination
          Date of Option           Date of Option

Option #1 _______/______/______ to ______/______/______
          at an annual rent of $__________________________.

Option #2 _______/______/______ to ______/______/______
          at an annual rent of $__________________________.

It is understood that should Lessee wish to activate Lessee's option, Lessee must notify Lessor in writing of Lessee's desire 6 months prior to the "Commence Date of Option". Should Lessee fail to activate an option, all subsequent options are hereby terminated. Should Lessee activate an option all terms and conditions of this lease agreement shall continue in full force and effect, except for the new minimum rental prescribed by the option period.

11. Termination of Lease - It is hereby mutually agreed that either party hereto may determine this lease at the end of said term by giving to the other party written notice thereof at least six (6) months prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of one (1) year and so on from year to year unless or until terminated by either party hereto, giving the other six (6) months written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this lease be continued for a further period under the terms herein-above mentioned, any allowances given Lessee on the rent during the original term shall not extend beyond such original term, and further provided, however, that if Lessor shall have given such written notice prior to the expiration of any term hereby created, of his intention to change the terms and conditions of this lease, and Lessee shall not within thirty (30) days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given with full force precisely


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as if such notice had not been given, or (b) Lessor may, at any time within thirty days after the present term or any renewal or extension thereof, as aforesaid, give the said Lessee ten days' written notice of his intention to terminate the said lease; whereupon the Lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in said notice. All powers granted to Lessor by this lease may be exercised and all obligations imposed upon Lessee by this lease shall be performed by Lessee as well during any extension of the original term of this lease as during the original term itself.

12. Affirmative Covenants of Lessee - Lessee covenants and agrees that he will without demand:

(a) Pay the rent and all other charges herein reserved as rent at the times and at the place that the same are payable, without fail; and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become delinquent, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charges, expenses, or costs herein agreed to be paid by Lessee may be proceeded for and recovered by Lessor by legal process in the same manner as rent due and in arrears.

(b) Keep the demised premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., broken; keep all waste and drain pipes open; repair all damage to plumbing and to the premises in general caused by the lessee; keep the same in good order and repair as they are now, reasonable wear and tear and damage by accidental fire or other casualty not occurring through negligence of Lessee or those employed by or acting for Lessee alone excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this lease.

(c) Lessor shall comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised premises.

(d) Use every reasonable precaution against fire.

(e) Comply with rules and regulations of Lessor promulgated as hereinafter provided.

(f) Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.

(g) Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the demised premises.

(h) Lessee shall be responsible during the term of this lease; shall keep the pavement free from snow and ice; and shall be and hereby agrees that Lessee is solely liable for any accidents, due or alleged to be due to their defective condition, or to any accumulations of snow and ice.

(i) The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent Lessee in any sub-letting or reletting of the demised premises other than an agent approved by the Lessor and that should Lessee do so, or attempt to do so, the Lessor may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, the Lessee assuming all responsibility for such action.

(j) Indemnify and save Lessor harmless from any and all loss occasioned by Lessee's breach of any of the covenants, terms and conditions of this lease, or caused by his family, guests, visitors, agents and employees.

13. Negative Covenants of Lessee - Lessee covenants and agrees that he will do none of the following things without first obtaining the consent, in writing, of Lessor, which consent Lessor shall not unreasonably withhold, and without providing Lessor with reimbursement for any expenses incurred or incidental to Lessee's proposed action:

(a) Occupy the demised premises in any other manner or for any other purpose than as above set forth.

(b) Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises or any part thereof; nor shall any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or any such petition or proceeding is not contested by the lessee by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable, the same shall be a violation of this covenant.

(c) Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or device on or in any part of the premises. Lessee shall remove any sign, projection or device painted, placed or erected, if permission has been granted and restore the walls, etc., to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any conditions or covenants of this lease) Lessor shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.

(d) Make any alterations, improvements, or additions to the demised premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the


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determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order, and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent.

(e) Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.

(f) Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

(g) Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee.

(h) Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.

(i) Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied.

14. Lessor's Rights - Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:

(a) At all reasonable times by himself or his duly authorized agents to go upon and inspect the demised premises with 48 hours notice to Lessee and every part thereof and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

(b)

(c) To display a "For Sale" sign at any time, and also, after notice from either party of intention to determine this lease, or at anytime within three months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Persons authorized by Lessor may inspect the premises at reasonable hours during the said periods.

(d) Lessor may discontinue at any time, any or all facilities furnished and services rendered by Lessor not expressly covenanted for herein; it being understood that they constitute no part of the consideration for this lease.

15. Responsibility of Lessee - (a) Lessee agrees to relieve and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the demised premises whether belonging to the Lessee or any other person caused by any fire breakage or leakage in any part or portion of the building of which the demised premises is a part of from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, from the drains, pipes, or plumbing work of the same, or from any place or quarter, unless such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or its servants or agents.

(b) Lessee also agrees to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any property or to Lessee or Lessee's guests, servants or employees which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways of any kind whatsoever, which may exist or hereafter be erected or constructed on the said premises or the sidewalks surrounding the building of which may arise from defective construction, failure of water supply, light, power, electric wiring, plumbing or machinery, wind, lightning, storm or any other cause whatsoever on the said premises or the building of which the demised premises is a part, unless such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, its servants or agents.

16. Responsibility of Lessor - (a) In the event the demised premises are totally destroyed or so damaged by fire or other casualty that, in the opinion of a licensed architect retained by Lessor, the same cannot be repaired and restored within ninety days from the happening of such injury this lease shall absolutely cease. A decision within five (5) business days of said casualty must be reached. If premises cannot be repaired and/or restored within ninety (90) days, this lease shall be deemed terminated.

(b) If the damage be only partial and such that the premises can be restored, in the opinion of a licensed architect retained by Lessor, to approximately their former condition within thirty days from the date of the casualty loss Lessor may, at Lessor's option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect


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of such entry be to render the demised premises or a part thereof untenantable.
In either event, the rent shall be apportioned and suspended during the time Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee shall have the right to proceed by law to recover the excess payment, if any. Lessor and Lessee agree to allow law to decide what is due and what is in default and what is a breach.

(c) Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to lessee at the leased premises within thirty days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty.

(d) Except to the extent hereinbefore provided, Lessor shall not be liable for any damage, compensation, or claim by reason of the necessity of repairing any portion of the building, the interruption in the use of the premises, any inconvenience or annoyance arising as a result of such repairs or interruption, or the termination of this lease by reason of damage to or destruction of the premises.

(e) Lessor has let the demised premises in their present "as is" condition and without any representations, other than those specifically endorsed hereon by Lessor through its officers, employees, servants, and/or agents. It is understood and agreed that Lessor is under no duty to make repairs, alterations, or decorations at the inception of this lease or at any time thereafter unless such duty of Lessor shall be set forth in writing endorsed hereon.

(f) It is understood and agreed that the Lessor hereof does warrant that the Lessee shall be able to obtain a permit under any Zoning Ordinance or Regulation for such use as Lessee intends to make of the said premises. Lessor shall communicate with all pertinent authorities.

17. Miscellaneous Agreements and Conditions - (a) No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agent or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this lease, except to the extent and in the manner hereinbefore provided.

(b) It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.

(c) This lease is granted upon the express condition that Lessee and/or the occupants of the premises hereinleased shall not conduct themselves in a manner which is improper or objectionable, and if at any time during the term of this lease or any extension or continuation thereof Lessee or any occupier of the said premises shall have conducted himself in a manner which is improper or objectionable determined by law, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein, for the Lessee's failure to observe all of the covenants and conditions of this lease. Lessor to provide Lessee written notice of covenants and conditions deemed broken. Lessee shall have thirty (30) days to remedy such default or omission.

(d) In the event of the failure of Lessee promptly to perform the covenants of
Section 12(b) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

(e) Lessor and Lessee hereby agree that all insurance policies which each of them shall carry to insure the demised premises and the contents therein against casualty loss and all liability policies which they carry pertaining to the use and occupancy of the demised premises shall contain waivers of the right of subrogation against Lessor and Lessee herein, their heirs, administrators, successors, and assigns.

(f) Lessee hereby grants to Lessor a security interest limited to an amount equal to six (6) months rent under the Uniform Commercial Code in all of Lessee's goods and property in, on, or about the demised premises. Said security interest shall secure unto Lessor the payment of all rent (and charges collectible or reserved as rent) hereunder which shall become due under the provisions of this lease. Lessee hereby agrees to execute, upon request of Lessor, such financing statements as may be required under the provisions of the said Uniform Commercial Code to perfect a security interest in Lessee's said goods and property.

18. Remedies of Lessor - If the Lessee:

(a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee. Lessor shall notify Lessee in writing outlining default complained of and Lessee shall be given a delay of five (5) business days to remedy any monetary default, and a delay of thirty (30) days to remedy non-monetary defaults. If a default which is non-monetary is not susceptible of being remedied within thirty (30) days, then if Lessee has taken all necessary steps to remedy the default, that should be sufficient if the default is thereafter remedied in a reasonable time. Lessee shall be granted sufficient time to contest any third party action provided in all instances that the Lessee is continuing to pay all rent and additional rent that is due.

(b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or


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(c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or

(d) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against Lessee or a complaint in equity or other proceedings for the appointment of a receiver for Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of Lessee shall be levied upon or be sold, or for any other reason Lessor shall, in good faith, believe that Lessee's ability to comply with the covenants of this lease including the prompt payment of rent hereunder, is or may become impaired.

     thereupon:

     (1) The whole balance of rent and other charges, payments, costs, and expenses herein agreed to be paid by Lessee, or any part thereof, and also all costs and officers' commissions including watchmen's wages shall be taken to be due and payable and in arrears as if by the terms and provisions of this lease said balance of rent and other charges, payment, taxes, costs and expenses were on that date, payable in advance. Further, if this lease or any part thereof is assigned, or if the premises, or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's agent to collect the rents due from such assignee or sub'lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder; or

     (2) At the option of Lessor, this lease and the terms hereby created shall determine and become absolutely void without any right on the part of Lessee to reinstate this lease by payment of any sum due or by other performance of any condition, terms, or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises for the remainder of the lease term.

19. Further Remedies of Lessor - In the event of any default as above set forth in Section 18 and provided that the default complained of is not remedied within appropriate time periods, then Lessor, or anyone acting on Lessor's behalf, at Lessor's option:

(a) May let said premises or any part or parts thereof to such person or persons as may, in Lessor's discretion, be best; and Lessee shall be liable for any loss of rent for the balance of the then current term. Any such re-entry or re-letting by Lessor under the terms hereof shall be without prejudice to Lessor's claim for actual damages, and shall under no circumstances, release Lessee from liability for such damages arising out of the breach of any of the covenants, terms, and conditions of this lease.

(b) May proceed as a secured party under the provisions of the Uniform Commercial Code against the goods in which Lessor has been granted a security interest pursuant to Section 17(f) hereof; and

(c) May have and exercise any and all other rights and/or remedies, granted or allowed landlords by any existing or future Statute, Act of Assembly, or other law of this state in cases where a landlord seeks to enforce rights arising under a lease agreement against a tenant who has defaulted or otherwise breached the terms of such lease agreement; subject, however, to all of the rights granted or created by any such Statute, Act of Assembly, or other law of this state existing for the protection and benefit of tenants; and

(d) May have and exercise any and all other rights and remedies contained in this lease agreement, including the rights and remedies provided by Sections 20 and 21 hereof

20. Confession of Judgment for Money - Lessee covenants and agrees that if the rent and/or any charges reserved in this lease as rent (including all accelerations of rent permissible under the provisions of this lease) shall remain unpaid five (5) business days after the same is required to be paid, then and in that event, Lessor may cause Judgment to be entered against Lessee, and for that purpose Lessee hereby authorizes and empowers Lessor or any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for and confess judgment against Less and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Civil Procedure No. 2950 et seq. For the recovery from Lessee of all rent hereunder (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent as well as for interest and costs and Attorney's commission, for which authorization to confess judgment, this lease, or a true and correct copy thereof, shall be sufficient warrant. Such Judgment may be confessed against Lessee for the amount of rent in arrears (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs; together with an attorney's commission of five percent (5%) of the full amount of Lessor's claim against Lessee. Neither the right to institute an action pursuant to Pennsylvania Rules of Civil Procedure No. 2950 et seq. nor the authority to confess judgment granted herein shall be exhausted by one or more exercises thereof, but successive complaints may be filed and successive judgments may be entered for the aforedescribed sums five (5) business days or more after they become due as well as after the expiration of the original term and/or during or after expiration of any extension or renewal of this lease.

21. Confession of Judgment for Possession of Real Property - Lessee covenants and agrees that if this lease shall be terminated by final judgment of an appropriate court (either because of condition broken during the term of this lease or any renewal or extension thereof and/or when the term hereby created or any extension thereof shall have expired) then, and in that event, Lessor may cause a judgment in ejectment to be entered against Lessee for possession of the demised premises, and for that purpose Lessee hereby authorizes and empowers any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for Lessee and to confess judgment against Lessee in Ejectment for possession of the herein demised premises, and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Procedure No. 2970 et seq. for the entry of an order in Ejectment for the possession of real property, and Lessee further agrees that a Writ of Possession pursuant thereto may issue forthwith, for which authorization to confess judgment and for the issuance of a writ or writs of possession pursuant thereto, this lease, or a true and correct copy thereof, shall be sufficient warrant. Lessee further covenants and agrees, that if for any reason whatsoever, after said action shall have commenced the action shall be terminated and the possession of the premises demised hereunder shall remain in or be restored to Lessee, lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as above set forth to commence successive actions for possession of real property and to cause the entry of successive judgments by confession in Ejectment for possession of the premises demised hereunder.

22. Affidavit of Default - In any procedure or action to enter Judgment by Confession for Money pursuant to Section 20 hereof, or to enter Judgment by Confession in Ejectment for possession of real property pursuant to Section 21 hereof, if Lessor shall first cause to be filed in such action an affidavit or averment of the facts constituting the default or occurrence of the condition precedent, or event, the happening of which default, occurrence, or event authorizes and empowers Lessor to cause the entry of judgment by confession, such affidavit or averment shall be conclusive evidence of such facts, defaults, occurrences, conditions precedent, or events; and if a true copy of this lease (and of the truth of which such affidavit or averment shall be sufficient evidence) be filed in such procedure or action, it shall not be necessary to file the original as a Warrant of Attorney, any rule of court, custom, or practice to the contrary notwithstanding. Lessor shall waive right to enter judgment by affidavit in non-monetary breaches. A non-monetary breach, if contested by Lessee, shall be decided by appropriate judicial authority.

23. Waivers by Lessee of Errors, Right of Appeal, Stay, Exemption, Inquisition - In the event a Judgement against the Lessee is obtained, proceedings shall be commenced to recover possession of the demised premises either at the end of the term or sooner, termination of this lease, or for non-payment of rent, Lessee specifically waives the right to the three (3) months notice to quit and/or the fifteen (15) or thirty (30) days' notice to quit required by the Act of April 6, 1951, P.O. 69, as amended, and agrees that five (5) business days notice shall be sufficient in either or any such case.

24. Right of Assignee of Lessor - The right to enter judgment against Lessee by confession and to enforce all of the other provisions of this lease herein provided for may at the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her, or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

25. Remedies Cumulative - All of the remedies hereinbefore given to Lessor and all rights and remedies given to it by law and equity, shall be cumulative and concurrent. No determination of this lease or the taking or recovering possession of the premises shall deprive Lessor of any of its remedies or actions against the Lessee for rent due at the time or which, under the terms hereof would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.


26. Condemnation - In the event that the premises demised herein, or any part thereof, is taken or condemned for a public or quasi-public use which makes premises untentable then the lease shall be so terminated, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor. In either event, the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises. Lessee reserves right to claims against condemming authority.

27. Subordination

28. Notices - All notices may be faxed, followed by certified mail, return receipt requested.

29. Lease Contains all Agreements - It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agent and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

30. Heirs and Assignees - All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein, shall be deemed to refer to the "Lessor" or "Lessee" whether such Lessor or Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.


31. Use and Occupancy Permit - Lessor will be responsible to obtain Use and Occupancy permit prior to occupancy and shall submit copy to the Lessee.


------------------------------------    ---------------------------------------
WITNESS                                 LESSEE                        (SEAL)


------------------------------------    ---------------------------------------
WITNESS                                 LESSEE                        (SEAL)


------------------------------------    ---------------------------------------
WITNESS                                 LESSOR                        (SEAL)


------------------------------------    ---------------------------------------
WITNESS                                 LESSOR                        (SEAL)


------------------------------------    ---------------------------------------
WITNESS                                 LESSOR                        (SEAL)

                        ADDENDUM TO LEASE AGREEMENT DATED


LESSOR:  David F. Markel
LESSEE:  Nocopi Technologies, Inc. (A Maryland Corporation)
SPACE: Approx. 14,688 SF Building & Associated Parking corner of Apple St. & Simon St., 537 Apple Street, West Conshohocken

-------------------------------------------------------------------------------

32. Lessor has agreed to leave the following for use by Lessee: a) File cabinets in outer area at executive offices; b) Phone system; c) Reception desk (half round) on lobby level.


33. Lessee agrees to pay for all repairs needed to maintain premises in proper and suitable condition consistent with present state of repair. Lessee agrees to pay for all repairs other than those major repairs outlined in Clause 34 (which are and remain the responsibility of the lessor) needed to maintain the premises in proper and suitable condition consistent with the present state of repair of premises.

34. Lessor shall be responsible for Major capital expenditures and replacements such as, but not restricted to, the roof, outside walls, heating/cooling units, elevator, plumbing within the walls, and parking lot condition.

35. Lessor shall grant Lessee Right of First Refusal to purchase premises in the event Lessor obtains an acceptable contract from an unrelated third person to purchase, Lessor shall advise Lessee in writing at which time Lessee shall have ten (10) business days to review said contract. Should Lessee activate right of first refusal option, Lessor may reasonably request updated financial information from Lessee to determine viability of obtaining financing which may be included in contract to purchase. If contract becomes null and void, Right of First Refusal option shall reactivate.


36. Lessee shall assume all liability and shall hold Lessor harmless pertaining to any toxic and/or chemical contamination affecting said leased space or which occurs elsewhere on the property due to Lessee's activities during the term of this lease and Lessee shall be solely responsible for any cleanup required by any municipality or governmental agency. Lessee responsibilities shall extend beyond the length of this lease if said contamination was caused by Lessee's activities or any subtenant of Lessee.


Date:                                   LESSEE:
     ------------------------                  --------------------------------

                                        LESSEE:
                                               --------------------------------

Date:                                   LESSOR:
     ------------------------                  --------------------------------

                                        LESSOR:
                                               --------------------------------